UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 17, 2024

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of Principal Executive Offices, Including Zip Code)
(877) 202-2666
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 17, 2024, certain of the direct and indirect subsidiaries of Finance of America Companies Inc. (the “Company”), including Finance of America Funding LLC (“FOA Funding”), Finance of America Equity Capital LLC, Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC and MM Risk Retention LLC (together, the “FOA Parties”), and certain holders of FOA Funding’s 7.875% Senior Notes due 2025 (the “2025 Unsecured Notes”), or their investment advisors, sub-advisors or managers, (such holders or their advisors or managers, together with the FOA Parties, the “ESA Parties”) entered into a first amendment (the “ESA Amendment”) to the previously reported exchange offer support agreement, dated June 24, 2024, by and among the ESA Parties (the “Exchange Offer Support Agreement”), pursuant to which the ESA Parties have agreed to continue to support the exchange offer (the “Exchange Offer”) and related consent solicitation (the “Exchange Transactions”) for any and all of FOA Funding’s $350.0 million aggregate principal amount of 2025 Unsecured Notes for (i) up to $200.0 million aggregate principal amount of 7.875% Senior Secured Notes due 2026 (subject to the interest rate increase to 8.875% per annum from the first anniversary of the issuance date thereof until maturity and to 9.875% per annum during any FOA Funding elected extension period to November 30, 2027, the “New Senior Secured Notes”), (ii) up to $150.0 million aggregate principal amount of 10.000% Exchangeable Senior Secured Notes due 2029 (the “New Exchangeable Notes” and, together with the New Senior Secured Notes, the “New Secured Notes”), for each of clauses (i) and (ii), on a ratable basis per $1,000 principal amount of 2025 Unsecured Notes exchanged and subject to ratable reduction on a dollar for dollar basis based on the aggregate principal amount of 2025 Unsecured Notes that do not participate in the Exchange Offer, if any, and (iii) a cash fee payable to holders of the 2025 Unsecured Notes that participate in the Exchange Offer equal to 0.25% of the principal amount of the 2025 Unsecured Notes tendered.

Pursuant to the ESA Amendment, (i) the New Secured Notes will be secured on a second lien basis to the FOA Parties’ previously disclosed Revolving Working Capital Promissory Notes (the “Working Capital Notes”) until such time as the Working Capital Notes, as amended from time to time, are repaid in full, and thereafter, the New Secured Notes will be secured on a first lien basis and (ii) the date by which the Exchange Transactions must be consummated was extended to October 31, 2024. The other terms of the Exchange Offer Support Agreement remain unchanged. The closing of the Exchange Transactions is conditioned on the satisfaction or waiver of certain conditions precedent. The Exchange Transactions may not be completed as contemplated or at all.

As of September 17, 2024, holders of approximately 72.3% of the aggregate principal amount of the outstanding 2025 Unsecured Notes have agreed to participate in the Exchange Transactions pursuant to the terms of the Exchange Offer Support Agreement as amended by the ESA Amendment. Additionally, certain affiliates of Brian Libman, which collectively hold approximately 22.1% of the aggregate principal amount of the outstanding 2025 Unsecured Notes, have notified the Company that they intend to tender their 2025 Unsecured Notes in the Exchange Offer.

The foregoing is a summary of the material terms of, and is qualified by, the ESA Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. More information about the terms of the Exchange Offer Support Agreement is available in the Current Report on Form 8-K filed by the Company on June 25, 2024, which description is incorporated herein by reference.

Item 8.01. Other Events.

On September 17, 2024, the Company issued a press release announcing the commencement of the Exchange Transactions in accordance with the Exchange Offer Support Agreement, as amended by the ESA Amendment. The Exchange Transactions will expire at 5:00 P.M., New York City time, on October 25, 2024, unless extended by FOA Funding in its sole discretion.

In addition, certain technical amendments effective on September 17, 2024, were made to the Working Capital Notes to provide for the terms of the Exchange Transactions.

A copy of the Company’s press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements include, but are not limited to, statements related to the Exchange Transactions, including the Company’s ability to complete the Exchange Transactions on commercially acceptable terms, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Exchange Transactions. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “budgets,” “forecasts,” “anticipates,” or the negative version of these words or other comparable words. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this Current Report on Form 8-K. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. A number of important factors exist that could cause future results to differ materially from historical performance and these forward-looking statements. New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effect of each such new factor on its business. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and any of these statements included herein may prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements, or the Company’s objectives and plans will be achieved. Please refer to “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2024, for further information on these and other risk factors affecting the Company, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1
First Amendment to Exchange Offer Support Agreement, dated as of September 17, 2024, among Finance of America Funding LLC, Finance of America Equity Capital LLC, Finance of America Holdings LLC, Incenter LLC, Finance of America Mortgage LLC, Finance of America Reverse LLC, and MM Risk Retention LLC, and certain holders of, or the investment advisor, sub-advisor or manager to a beneficial or legal holder or holders of the 2025 Unsecured Notes.

99.1	Press Release, dated September 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Date:	September 17, 2024	By:	/s/ Matthew A. Engel
Name: Matthew A. Engel
Title: Chief Financial Officer